UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007

ECOTALITY, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 11, 2007, the Registrant closed the stock purchase agreement (“SPA”) and asset purchase agreement (“APA”) between Electric Transportation Engineering Corporation (“ETEC”), Ecotality, Inc. (“ETLY”), Edison Source (“Vendor”), Edison Enterprises (“Edison”) and 0810009 B.C. Unlimited Liability Company (“0810009”), originally entered into on December 4, 2007, whereby the Registrant purchased certain technology and assets related to the manufacture and selling of a “fast charge” battery charging system.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.
(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	December 11, 2007
Jonathan R. Read

/s/ Harold Sciotto	Secretary	December 11, 2007
Harold Sciotto

/s/ Barry S. Baer	Chief Financial Officer	December 11, 2007
Barry S. Baer